                                                                          [LOGO]


                                              Semi-Annual Report to Shareholders
                                                           Advantus Horizon Fund


                                                                  March 31, 1998

ADVANTUS HORIZON FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Investors experienced a positive financial environment with moderate economic growth and low inflation throughout the six-month reporting period. Fears of inflation in our economy have dissipated as negative economic events in Asia unfolded and took on global implications earlier in the reporting period.

The "Asian Flu" severely affected several Far Eastern currencies and stock markets, leaving a trail of bankruptcies, uncertainties, and fears in its wake. In fact, a "flight to quality" poured assets into U.S. markets, particularly the bond market, which is a popular destination for investors during periodic flights to quality.

Broadly speaking, both equity and fixed income securities have demonstrated notable results this reporting period. Indices, such as the S&P 500,* which returned 16.3 percent at the end of the six-month period; and the Lehman Brothers Government Corporate Bond Index,** which returned 4.8 percent for the same period, reflected the GENERAL strength of the equity and fixed income markets respectively.

As investors, we all enjoy "market watching." We have witnessed the financial markets change, sometimes significantly, because of actual events or because of mere perceptions in those markets. Keeping a long-range view of investing is important because it smoothes out the highs and lows. We believe that investors derive the greatest benefit by maintaining a long-range perspective on investing.

The investment professionals at Advantus Capital Management continue to put their money management expertise to work on your behalf. We appreciate your continued participation in the Advantus Funds and urge you to maintain a long-term investment perspective.

Sincerely,

       [SIGNATURE]
Robert E. Hunstad, President
Advantus Funds

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.

**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.

ADVANTUS HORIZON FUND
PERFORMANCE UPDATE
[PHOTO]
THOMAS A. GUNDERSON, CFA AND JEFFREY
R. ERICKSON, CFA
PORTFOLIO MANAGERS
The Advantus Horizon Fund is a mutual
fund designed for investors seeking
long-term growth of capital combined with a moderate level of current income. The
Fund plans to achieve its objective by
investing in equity securities
diversified among individual companies
and industries. The Fund invests
primarily in dividend-paying common
stocks of established companies with
strong long-term outlooks--but may also
invest in companies perceived to be
temporarily undervalued or which because of new management, products or markets, show promise of substantially improved results.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE
The Advantus Horizon Fund's performance for the six month period ended March 31, 1998 for each class of shares offered was as follows:

Class A..........................  18.8 percent*
Class B..........................  18.3 percent*
Class C..........................  19.1 percent*

The Fund's benchmark index, the Russell 1000 Growth Index,** earned 16.9 percent for the same period.
In prior reporting periods, the S&P 500 Index+ was used as the Fund's benchmark. The current benchmark, the Russell 1000 Growth Index,** better fits our stated investment objective than did the S&P 500 Index.+

PORTFOLIO ANALYSIS
A robust economy contributes to the strong money flows that continued to propel the stock market to record highs, with the mega-cap stocks again providing the highest returns*. Mega-cap stocks are the largest 25 stocks in the Russell 1000 Growth Index.** We believe the overall market has done exceptionally well, despite several companies that reported earnings disappointments.
The continued economic crisis in Asia affected technology stocks, making the Technology sector one of the worst-performing sectors in the U.S. stock market. We underweighted the Fund in technology, in part, to protect the Fund from the bumpy ride recently experienced by many technology-related companies with business interests in economically troubled Asia. Our outperformance in the Technology sector had the most significant impact on the Fund's performance versus the Russell 1000 Growth Index.** More specifically our carefully chosen technical stocks gained nearly 8 percent, while those in the broad index rose only 4 percent during this six month period.
Energy was the worst performing market sector during this period. The Energy sector's negative performance was due to a dramatic drop in the price of oil. The Fund had such a small exposure to Energy, that we escaped the Energy sector's drop unscathed.

Strong performance over the past six months came from a variety of areas. The consumer related stocks have gained nicely over the past six months. Retail stocks in the Fund, such as Family Dollar Stores and Wal-Mart Stores did very well. Additionally, Carnival Corporation was up over 50 percent* during the period. Selected technology stocks in the Fund did very well, although that sector overall was down this period. Strong performers in the Technology sector included Paychex Incorporated (payroll processing, up 66 percent*), Automatic Data Processing, Inc. (payroll processing, up

                                                                        ADVANTUS
                                                                    HORIZON FUND
                                                                  MARCH 31, 1998

36 percent*), Parametric Technology Corporation (design software, up 50 percent*) and Galileo International, Inc. (airline reservation systems, up 39 percent*).

Weaker performers, all of which were sold during the reporting period, included First Data Corporation, Gtech Holdings Corporation, Nine West Group, Inc., and ADC Telecommunications, Inc. As is our style, we are not tolerant of companies that do not meet our earnings growth expectations.

OUTLOOK

Earnings growth for the market will be more and more difficult to achieve going forward. This will likely lead the market to place an even greater premium on companies that continue to show strong earnings growth. As always, these are the companies we choose to put into the Fund.

Our consistent style and management approach continues to work well, so we see no major changes upcoming. We are always watchful of cycles and events, and believe that we have not seen the end of the revenue impact from the Asian economic crisis. The devalued currencies of these countries have forced them to be much more competitive in the world market. Companies that will benefit this competition are those who can take advantage of these trends by purchasing facilities in these Asian countries or expanding into their less expensive markets.

*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The Russell 1000 Growth Index contains stock from the Russell 1000 with greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

+The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The index includes approximately 380 industrials, 10 transportations, 45 financials and 65 utilities.

ADVANTUS
HORIZON FUND
MARCH 31, 1998

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
      HORIZON FUND, S&P 500, RUSSELL 1000 GROWTH, AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the S&P 500 (as adjusted for dividend reinvestment), the Russell 1000 Growth Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1988 through March 31, 1998. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through March 31, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS A    S&P 500       CPI     RUSSELL 1000 GROWTH
3/31/88                       $10,000     $10,000    $10,000               $10,000
10/31/88                       10,149      11,013     10,292                10,695
10/31/89                       12,415      13,909     10,763                14,034
10/31/90                       11,693      12,866     11,441                13,240
10/31/91                       16,238      17,176     11,775                18,570
10/31/92                       17,911      18,884     12,153                20,578
10/31/93                       19,266      21,699     12,479                22,079
9/30/94                        19,541      22,012     12,856                24,005
9/30/95                        24,380      28,548     13,139                31,735
9/30/96                        28,581      33,954     13,533                38,524
9/30/97                        35,715      47,219     13,834                52,504
3/31/98                        42,445      55,359     13,894                61,377
Average annual total
return:
One year                        40.7%
Five year                       16.7%
Ten year                        15.6%

                                                                        ADVANTUS
                                                                    HORIZON FUND
                                                                  MARCH 31, 1998

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS B    S&P 500       CPI     RUSSELL 1000 GROWTH
8/19/94                       $10,000     $10,000    $10,000               $10,000
9/30/94                         9,629       9,951     10,067                10,125
9/30/95                        12,074      12,905     10,289                13,386
9/30/96                        14,221      15,349     10,598                16,249
9/30/97                        17,855      21,345     10,833                22,146
3/31/98                        21,174      25,025     10,880                25,889
Average annual total
return:
One year                        41.8%
Since inception (8/19/94)       23.0%

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS C    S&P 500       CPI     RUSSELL 1000 GROWTH
3/1/95                        $10,000     $10,000    $10,000               $10,000
9/30/95                        11,844      12,169     10,146                12,331
9/30/96                        13,778      14,474     10,450                14,969
9/30/97                        17,089      20,128     10,682                20,402
3/31/98                        20,349      23,598     10,728                23,850
Average annual total
return:
One year                        47.8%
Since inception (3/1/95)        25.9%

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS
HORIZON FUND
MARCH 31, 1998

TEN LARGEST STOCK HOLDINGS

                                          MARKET     % OF STOCK
COMPANY                         SHARES     VALUE      PORTFOLIO
------------------------------  ------  -----------  -----------
General Electric Company......  44,476  $ 3,833,275       5.9%
Coca-Cola Company.............  32,300    2,501,231       3.9%
Tyco International, Ltd.......  38,124    2,082,523       3.2%
Service Corporation
 International................  46,600    1,977,587       3.1%
Intel.........................  25,200    1,967,175       3.0%
Omnicom Group.................  40,412    1,901,890       2.9%
Microsoft Corporation.........  21,000    1,879,500       2.9%
Bristol-Myers Squibb
 Company......................  18,000    1,877,625       2.9%
Procter & Gamble Company......  19,700    1,662,187       2.6%
Carnival Corporation..........  20,900    1,457,775       2.3%
                                        -----------       ---
                                        $21,140,768      32.7%
                                        -----------       ---
                                        -----------       ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   1.8%
Transportation                       0.8%
Communication Services               1.5%
Energy                               1.6%
Financial                           10.1%
Capital Goods                       10.6%
Consumer Staples                    16.7%
Health Care                         17.8%
Consumer Cyclical                   18.3%
Technology                          20.8%

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES

MARCH 31, 1998

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
COMMON STOCK (98.2%)
  CAPITAL GOODS (10.6%)
    Electrical Equipment (5.8%)
    44,476   General Electric Company.........................  $ 3,833,275
                                                                -----------
    Manufacturing (3.2%)
    38,124   Tyco International, Ltd..........................    2,082,523
                                                                -----------
    Waste Management (1.6%)
    23,023   USA Waste Services Incorporated (b)..............    1,025,962
                                                                -----------
  COMMUNICATION SERVICES (1.5%)
    Telecommunication (1.5%)
    19,600   MCI Communications...............................      970,200
                                                                -----------
  CONSUMER CYCLICAL (18.3%)
    Auto (1.3%)
    10,900   Danaher Corporation..............................      827,719
                                                                -----------
    Building Materials (1.3%)
    14,000   Masco Corporation................................      833,000
                                                                -----------
    Houseware (1.5%)
    19,800   Leggett & Platt Incorporated.....................    1,018,462
                                                                -----------
    Lodging-Hotel (2.2%)
    20,900   Carnival Corporation.............................    1,457,775
                                                                -----------
    Retail (4.0%)
    25,900   Family Dollar Stores.............................      984,200
    20,700   Tandy Corporation................................      972,900
    13,900   Wal-Mart Stores..................................      706,294
                                                                -----------
                                                                  2,663,394
                                                                -----------
    Service (8.0%)
    34,170   Cendant Corporation (b)..........................    1,353,986
    40,412   Omnicom Group....................................    1,901,890
    46,600   Service Corporation International................    1,977,587
                                                                -----------
                                                                  5,233,463
                                                                -----------

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
  CONSUMER STAPLES (16.7%)
    Beverage (5.3%)
    32,300   Coca-Cola Company................................  $ 2,501,231
    23,500   Pepsico, Inc.....................................    1,003,156
                                                                -----------
                                                                  3,504,387
                                                                -----------
    Household Product (4.5%)
    26,900   Newell Company...................................    1,302,969
    19,700   Procter & Gamble Company.........................    1,662,187
                                                                -----------
                                                                  2,965,156
                                                                -----------
    Personal Care (1.4%)
     8,000   Gillette Company.................................      949,500
                                                                -----------
    Retail (2.0%)
    34,782   Safeway, Inc. (b)................................    1,284,760
                                                                -----------
    Service (1.4%)
    13,900   Automatic Data Processing, Inc...................      946,069
                                                                -----------
    Tobacco (2.1%)
    33,600   Philip Morris Companies, Inc.....................    1,400,700
                                                                -----------
  ENERGY (1.6%)
    Oil & Gas (1.6%)
    15,500   Anadarko Petroleum Corporation...................    1,069,500
                                                                -----------
  FINANCIAL (10.1%)
    Banks (1.6%)
    24,600   Norwest Corporation..............................    1,022,437
                                                                -----------
    Commercial Finance (1.4%)
    16,000   Finova Finance Trust.............................      942,000
                                                                -----------
    Consumer Finance (.9%)
     7,599   Associates First Capital Corporation.............      600,321
                                                                -----------
    Finance-Diversified (1.1%)
    15,200   Federal Home Loan Mortgage Corporation...........      721,050
                                                                -----------

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
  FINANCIAL--CONTINUED
    Insurance (4.1%)
     5,228   American International Group.....................  $   658,401
    14,200   Hartford Life....................................      661,187
    15,800   Nationwide Financial Services....................      685,325
    14,350   Sunamerica Incorporated..........................      687,006
                                                                -----------
                                                                  2,691,919
                                                                -----------
    Savings and Loans (1.0%)
     9,000   Washington Mutual Incorporated...................      645,469
                                                                -----------
  HEALTH CARE (17.8%)
    Drugs (8.2%)
     8,800   American Home Products Corporation...............      839,300
    10,500   Eli Lilly & Company..............................      626,062
     8,700   Merck & Co., Inc.................................    1,116,863
    11,700   Pfizer, Inc......................................    1,166,344
    10,900   Schering Plough Corporation......................      890,394
    12,000   Smithkline Beecham (c)...........................      750,750
                                                                -----------
                                                                  5,389,713
                                                                -----------
    Health Care - Diversified (7.9%)
    12,600   Abbott Laboratories..............................      948,938
    18,000   Bristol-Myers Squibb Company.....................    1,877,625
    19,100   Johnson & Johnson................................    1,400,269
     5,800   Warner-Lambert Company...........................      987,813
                                                                -----------
                                                                  5,214,645
                                                                -----------

                                                                  MARKET
  SHARES                                                         VALUE(a)
----------                                                      -----------
  HEALTH CARE--CONTINUED
    Medical Products/Supplies (1.7%)
    42,200   Sybron International Corporation (b).............  $ 1,102,475
                                                                -----------
  TECHNOLOGY (20.8%)
     8,500   BMC Software, Inc. (b)...........................      712,406
    18,900   Cadence Design Systems, Inc. (b).................      654,413
    13,800   Cisco Systems, Inc. (b)..........................      943,575
    12,400   Computer Associates International................      716,100
    17,100   EMC Corporation (b)..............................      646,594
    30,100   Equifax Incorporated.............................    1,098,650
    32,000   Galileo International, Inc.......................    1,242,000
    25,200   Intel............................................    1,967,175
     9,100   Lucent Technologies Incorporated.................    1,163,663
    21,000   Microsoft Corporation (b)........................    1,879,500
    40,000   Parametric Technology Corporation (b)............    1,332,500
    22,650   Paychex Incorporated.............................    1,306,622
                                                                -----------
                                                                 13,663,198
                                                                -----------
  TRANSPORTATION (.8%)
    Air Freight (.8%)
    14,600   CNF Transportation...............................      524,688
                                                                -----------
Total common stock (cost: $43,860,664)........................   64,583,760
                                                                -----------

              See accompanying notes to investments in securities.

                                                           ADVANTUS HORIZON FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
PRINCIPAL                                                                          VALUE(a)
----------                                                                        -----------
SHORT-TERM SECURITIES (2.3%)
$  150,000   US Treasury Bill.................................  5.111%  04/23/98  $   149,510
   315,000   US Treasury Bill.................................  5.111%  05/21/98      312,799
 1,060,000   US Treasury Bill.................................  5.186%  06/25/98    1,047,335
                                                                                  -----------
             Total short-term securities (cost: $1,509,687).....................    1,509,644
                                                                                  -----------
             Total investments in securities (cost: $45,370,351)(d).............  $66,093,404
                                                                                  -----------
                                                                                  -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 1.1% of the net assets in foreign securities as of March 31, 1998.
(d) At March 31, 1998 the cost of securities for federal income tax purposes was $45,460,314. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $20,887,838
Gross unrealized depreciation..........     (254,748)
                                         -----------
Net unrealized appreciation............  $20,633,090
                                         -----------
                                         -----------

ADVANTUS HORIZON FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
(UNAUDITED)

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $45,370,351)........  $66,093,404
Cash in bank on demand deposit.........      329,832
Receivable for investment securities
 sold..................................      561,617
Receivable for Fund shares sold........       17,960
Dividends receivable...................       52,223
                                         -----------
    Total assets.......................   67,055,036
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................    1,109,494
Payable for Fund shares redeemed.......       74,743
Payable to Adviser.....................       89,600
                                         -----------
    Total liabilities..................    1,273,837
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $65,781,199
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $    27,578
  Undistributed net investment loss....      (93,114)
  Additional paid-in capital...........   41,590,175
  Accumulated net realized gains from
   investments.........................    3,533,507
  Unrealized appreciation on
   investments.........................   20,723,053
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $65,781,199
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $48,301,998
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $15,150,179
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 2,329,022
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   2,005,234...........................  $     24.09
                                         -----------
                                         -----------
  Class B--Shares outstanding
   652,775.............................  $     23.21
                                         -----------
                                         -----------
  Class C--Shares outstanding 99,771...  $     23.34
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                         STATEMENT OF OPERATIONS
                                   FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998
                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $    52,612
  Dividends............................      307,310
                                         -----------
      Total investment income..........      359,922
                                         -----------
Expenses (note 4):
  Investment advisory fee..............      229,339
  Distribution fees--Class A...........       63,852
  Distribution fees--Class B...........       63,937
  Distribution fees--Class C...........        9,898
  Administrative service fee...........       21,800
  Custodian fees.......................          296
  Auditing and accounting services.....       11,850
  Legal fees...........................        3,281
  Registration fees....................       18,733
  Printing and shareholder reports.....       19,206
  Insurance............................        2,649
  Licensing fee........................       15,004
                                         -----------
      Total expenses...................      459,845
  Less fees and expenses waived or
   absorbed:
  Class A distribution fees............       (6,809)
                                         -----------
      Total net expenses...............      453,036
                                         -----------
      Investment loss--net.............      (93,114)
                                         -----------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................    4,593,632
  Net change in unrealized appreciation
   or depreciation on investments......    5,805,666
                                         -----------
      Net gains on investments.........   10,399,298
                                         -----------
Net increase in net assets resulting
 from operations.......................  $10,306,184
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998 AND
YEAR ENDED SEPTEMBER 30, 1997
(UNAUDITED)

                                            1998         1997
                                         -----------  -----------
Operations:
  Investment loss--net.................  $   (93,114) $  (254,562)
  Net realized gain on investements....    4,593,632    6,455,409
  Net change in unrealized appreciation
   or depreciation on investments......    5,805,666    4,155,265
                                         -----------  -----------
      Increase in net assets resulting
       from operations.................   10,306,184   10,356,112
                                         -----------  -----------
Distributions to shareholders from net
 realized gains on investments:
    Class A............................   (5,149,246)  (6,782,073)
    Class B............................   (1,594,390)  (1,445,269)
    Class C............................     (244,774)    (225,564)
                                         -----------  -----------
      Total distributions..............   (6,988,410)  (8,452,906)
                                         -----------  -----------
Capital share transactions (notes 4 and
 5):
  Proceeds from sales:
    Class A............................    4,774,342    7,456,668
    Class B............................    2,441,226    4,460,062
    Class C............................      631,753      937,063
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................    5,097,234    6,665,984
    Class B............................    1,556,100    1,433,925
    Class C............................      243,267      223,868
  Payments for redemption of shares:
    Class A............................   (4,273,899)  (9,667,961)
    Class B............................   (1,219,895)    (949,523)
    Class C............................     (415,554)    (506,920)
                                         -----------  -----------
      Increase in net assets from
       capital share transactions......    8,834,574   10,053,166
                                         -----------  -----------
      Total increase in net assets.....   12,152,348   11,956,372
Net assets at beginning of period......   53,628,851   41,672,479
                                         -----------  -----------
Net assets at end of period............  $65,781,199  $53,628,851
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1998
                                                                     (UNAUDITED)

(1) ORGANIZATION
    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital combined with a moderate level of current income.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income, if any, are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $29,766,783 and $27,051,128, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee. Prior to January 30, 1998 Ascend waived that portion of Class A distribution fees which exceeded, as a percentage of average daily net assets, .25 percent. Ascend waived Class A distribution fees in the amount of $6,809 for the period ended March 31, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees, organizational costs and other miscellaneous expenses.

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund pays an administrative services fee, equal to $3,700 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1998, the administrative services fee was $3,600.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $151,049.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,281.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1997 to March 31, 1998 and the year ended September 30, 1997 were as follows:

                                                          CLASS A                CLASS B               CLASS C
                                                   ----------------------  --------------------  --------------------
                                                      1998        1997       1998       1997       1998       1997
                                                   ----------  ----------  ---------  ---------  ---------  ---------
Sold.............................................     210,983     343,891    111,110    216,042     28,609     44,666
Issued for reinvested distributions..............     239,157     344,511     75,680     76,153     11,784     11,895
Redeemed.........................................    (187,852)   (437,803)   (55,327)   (45,438)   (18,970)   (23,117)
                                                   ----------  ----------  ---------  ---------  ---------  ---------
                                                      262,288     250,599    131,463    246,757     21,423     33,444
                                                   ----------  ----------  ---------  ---------  ---------  ---------
                                                   ----------  ----------  ---------  ---------  ---------  ---------

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                  CLASS A
                                ----------------------------------------------------------------------------
                                                                                                      YEAR
                                PERIOD FROM                                         PERIOD FROM      ENDED
                                OCTOBER 1,                                          NOVEMBER 1,     OCTOBER
                                  1997 TO         YEAR ENDED SEPTEMBER 30,            1993 TO         31,
                                 MARCH 31,    ---------------------------------    SEPTEMBER 30,    --------
                                   1998         1997        1996      1995 (A)       1994 (B)         1993
                                -----------   ---------   ---------   ---------   ---------------   --------
Net asset value, beginning of
 period.......................    $ 23.06     $   23.07   $   20.94   $ 17.34         $ 17.64       $ 16.73
                                -----------   ---------   ---------   ---------       -------       --------
Income from investment
 operations:
  Net investment income
   (loss).....................       (.01)         (.08)       (.10)     (.03)             --           .05
  Net gains or losses on
   securities (both realized
   and unrealized)............       3.90          4.89        3.51      4.17             .25          1.20
                                -----------   ---------   ---------   ---------       -------       --------
    Total from investment
     operations...............       3.89          4.81        3.41      4.14             .25          1.25
                                -----------   ---------   ---------   ---------       -------       --------
Less distributions:
  Dividends from net
   investment income..........         --            --          --        --              --          (.05)
  Distributions from capital
   gains......................      (2.86)        (4.82)      (1.28)     (.54)           (.55)         (.29)
                                -----------   ---------   ---------   ---------       -------       --------
    Total distributions.......      (2.86)        (4.82)      (1.28)     (.54)           (.55)         (.34)
                                -----------   ---------   ---------   ---------       -------       --------
Net asset value, end of
 period.......................    $ 24.09     $   23.06   $   23.07   $ 20.94         $ 17.34       $ 17.64
                                -----------   ---------   ---------   ---------       -------       --------
                                -----------   ---------   ---------   ---------       -------       --------
Total return (d)..............       18.8%         25.0%       17.2%     24.8%            1.4%          7.6%
Net assets, end of period (in
 thousands)...................    $48,302     $  40,192   $  34,435   $36,040         $31,387       $30,015
Ratio of expenses to average
 daily net assets (e)(f)......       1.39%(g)      1.43%       1.41%     1.41%           1.43%(g)      1.31%
Ratio of net investment income
 (loss) to average daily net
 assets (e)(f)................      (0.14)%(g)      (.39)%      (.43)%    (.15)%         (.01)%(g)     .27%
Portfolio turnover rate
 (excluding short-term
 securities)..................       48.2%         71.5%       84.7%     46.8%           43.5%         47.0%
Average commission rate on
 stock transactions (i).......    $ .0584     $   .0661   $   .0763       N/A             N/A           N/A

------------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.57% for Class A, 2.25% for Class B and 2.25% for Class C. The ratio of net investment income (loss) would have been (.31%) for Class A, (1.05%) for Class B and (1.13%) for Class C.
(f) The Fund's Distributor voluntarily waived or absorbed $6,809, $18,019, $28,836, $51,147 and $48,807 in expenses for the period ended March 31, 1998, the years ended September 30, 1997 and 1996, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.42%, 1.48%, 1.50%, 1.61% and 1.49% , respectively. The ratio of net investment income (loss) to average daily net assets would have been (.17%), (.44)%, (.52)%, (.19)% and .09%, respectively.

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                        CLASS B                                       CLASS C
                                --------------------------------------------------------   ------------------------------
                                PERIOD FROM                                 PERIOD FROM    PERIOD FROM
                                OCTOBER 1,                                  AUGUST 19,     OCTOBER 1,       YEAR ENDED
                                  1997 TO      YEAR ENDED SEPTEMBER 30,     1994 (C) TO      1997 TO      SEPTEMBER 30,
                                 MARCH 31,    --------------------------   SEPTEMBER 30,    MARCH 31,    ----------------
                                   1998        1997     1996    1995 (A)       1994           1998        1997     1996
                                -----------   -------  -------  --------   -------------   -----------   -------  -------
Net asset value, beginning of
 period.......................    $ 22.41     $ 22.65  $ 20.74   $17.33       $17.11         $ 22.38     $ 22.67  $ 20.75
                                -----------   -------  -------  --------      ------       -----------   -------  -------
Income from investment
 operations:
  Net investment income
   (loss).....................       (.08)       (.19)    (.19)    (.10)        (.01)           (.08)       (.20)    (.15)
  Net gains or losses on
   securities (both realized
   and unrealized)............       3.74        4.77     3.38     4.05          .23            3.90        4.73     3.35
                                -----------   -------  -------  --------      ------       -----------   -------  -------
    Total from investment
     operations...............       3.66        4.58     3.19     3.95          .22            3.82        4.53     3.20
                                -----------   -------  -------  --------      ------       -----------   -------  -------
Less distributions:
  Dividends from net
   investment income..........         --          --       --       --           --              --          --       --
  Distributions from capital
   gains......................      (2.86)      (4.82)   (1.28)    (.54)          --           (2.86)      (4.82)   (1.28)
                                -----------   -------  -------  --------      ------       -----------   -------  -------
    Total distributions.......      (2.86)      (4.82)   (1.28)    (.54)          --           (2.86)      (4.82)   (1.28)
                                -----------   -------  -------  --------      ------       -----------   -------  -------
Net asset value, end of
 period.......................    $ 23.21     $ 22.41  $ 22.65   $20.74       $17.33         $ 23.34     $ 22.38  $ 22.67
                                -----------   -------  -------  --------      ------       -----------   -------  -------
                                -----------   -------  -------  --------      ------       -----------   -------  -------
Total return (d)..............       18.3%       24.3%    16.3%    23.7%         1.3%           19.1%       24.0%    16.3%
Net assets, end of period (in
 thousands)...................    $15,150     $11,684  $ 6,219   $2,592       $   97         $ 2,329     $ 1,754  $ 1,018
Ratio of expenses to average
 daily net assets (e)(f)......       2.12%(g)    2.18%    2.19%    2.24%         .30%(h)        2.12%(g)    2.18%    2.19%
Ratio of net investment income
 (loss) to average daily net
 assets (e)(f)................       (.86)%(g)   (1.13)%   (1.19)%   (1.05)%      .(13)%(h)      (.86)%(g)   (1.14)%   (1.17)%
Portfolio turnover rate
 (excluding short-term
 securities)..................       48.2%       71.5%    84.7%    46.8%        43.5%           48.2%       71.5%    84.7%
Average commission rate on
 stock transactions (i).......    $ .0584     $ .0661  $ .0763      N/A          N/A         $ .0584     $ .0661  $ .0763


                                 PERIOD FROM
                                  MARCH 31,
                                 1995 (C) TO
                                SEPTEMBER 30,
                                    1995
                                -------------
Net asset value, beginning of
 period.......................     $17.52
                                   ------
Income from investment
 operations:
  Net investment income
   (loss).....................       (.06)
  Net gains or losses on
   securities (both realized
   and unrealized)............       3.29
                                   ------
    Total from investment
     operations...............       3.23
                                   ------
Less distributions:
  Dividends from net
   investment income..........         --
  Distributions from capital
   gains......................         --
                                   ------
    Total distributions.......         --
                                   ------
Net asset value, end of
 period.......................     $20.75
                                   ------
                                   ------
Total return (d)..............       18.4%
Net assets, end of period (in
 thousands)...................     $  103
Ratio of expenses to average
 daily net assets (e)(f)......       2.24%(g)
Ratio of net investment income
 (loss) to average daily net
 assets (e)(f)................      (1.13)%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................       46.8%
Average commission rate on
 stock transactions (i).......        N/A

------------
(g) Adjusted to an annual basis.
(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(i) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You can move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form.

SYSTEMATIC EXCHANGE: You can move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account.

Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You will receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining personal information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.7 billion in assets in addition to $2.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48636 Rev. 5-1998